UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024

RESIDEO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 573-5340
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

This Current Report on Form 8-K (“Current Report”) is being filed by Resideo Technologies Inc. (“Resideo” or the “Company”) to retrospectively adjust certain financial information and related disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 14, 2024 (“2023 Form 10-K”), as described below, and for the purpose of incorporating by reference the exhibits filed herewith into its registration statements. The information in this Current Report is not an amendment to, or restatement of, the 2023 Form 10-K.

Measure of Reportable Segment Operating Performance Change

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2024, the Company’s reportable segment operating performance measures were reclassified to include the impacts of certain corporate functions being decentralized to align with the business strategy. Previously, information technology, finance, tax, business development, and research and development functional expenses incurred were unallocated; whereas, effective during the first quarter of 2024, these costs are now recorded within the Products and Solutions and ADI Global Distribution segments, as applicable.

To reflect the change in segment performance measures, the following Items of the 2023 Form 10-K have been adjusted retrospectively (which Items, as revised, are filed herewith as Exhibit 99 and incorporated herein by reference):

•Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
•Part II, Item 8, “Financial Statements and Supplementary Data”

This Current Report does not update for other changes since the filing of Resideo Technologies, Inc.’s 2023 Form 10-K. For significant developments since the filing of the 2023 Form 10-K, refer to the subsequent filings with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

23	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99	Reclassified Portions of Resideo Technologies, Inc.’s 2023 Annual Report on Form 10-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary
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